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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K



                                    CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of the
                           Securities Exchange Act of 1934



                   Date of Report (Date of Earliest Event Reported)
                        OCTOBER 11, 1996 (SEPTEMBER 27, 1996)
                        -------------------------------------

                            PREMIERE RADIO NETWORKS, INC.
                            -----------------------------
                (Exact name of registrant as specified in its charter)

          Delaware                   0-20065               95-4083971
        (State or other           (Commission             (IRS Employer
        jurisdiction of           File Number)           Identification
       incorporation)                                         Number)

          15260 VENTURA BOULEVARD, SUITE 500, LOS ANGELES, CALIFORNIA  91403
             (Address of principal executive offices, including ZIP code)

Registrant's telephone number, including area code (818)377-5300

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ITEM 2.  ACQUISITION(S) OR DISPOSITION(S) OF ASSETS

ACQUISITION OF THE ASSETS OF PHILADELPHIA MUSIC WORKS

    On September 27, 1996 the Premiere Radio Networks, Inc. (the "Company") acquired substantially all of the assets of Philadelphia Music Works, Inc. (herein, "PMW") for total consideration of $635,000, consisting of $435,000 in cash and $200,000 in a 6.5% interest, two-year promissory note. Further, additional consideration of up to $700,000 may be payable depending upon the audience levels delivered by PMW. The purchase price was determined by arms length negotiations.

    Based in Philadelphia, Pennsylvania, PMW is in the business of producing and distributing custom jingles to third party radio station affiliates in exchange for commercial broadcast time, and directly to advertisers for cash. The assets of PMW acquired by the Company consist principally of intellectual properties and other intangibles, including a library of over 6,000 jingles, third-party radio station affiliate broadcast contracts, and copyrights. The Company did not assume any pre-acquisition accounts payable or other obligations of PMW, except for certain commitments under real property and equipment leases.

    The acquisition of PMW will be accounted for by the Company as a purchase, and was financed entirely through existing working capital of the Company.

    Separately, on September 27, 1996 the Company amended and restated an August 29, 1995 agreement pursuant to which it entered into future commitments to acquire licenses to three (3) production music libraries from Canary Productions, Inc. ("Canary"), which is wholly-owned by Andrew Mark, President of the Company's Broadcast Music Works Division. Under the amended and restated agreement, the Company has entered into future commitments to acquire one (1) additional production music library, four (4) production music libraries in total, from Canary. The licenses to the production music libraries will be acquired by the Company, one each year during the next four years, for a purchase price that will be based upon a formula of a multiple of earnings of each such library.

ACQUISITION OF THE ASSETS OF CUTLER PRODUCTIONS, INC. AND SJM PRODUCTIONS, INC.

    On October 1, 1996, the Company consummated an agreement which became effective as of September 30, 1996, pursuant to which it acquired substantially all of the assets of Cutler Productions, Inc. and SJM Productions, Inc. (collectively, "Cutler") for consideration consisting of $8,500,000 cash. The purchase price was determined by arms length negotiations.

    Based in Tarzana, California, Cutler is an independent creator, producer and distributor of comedy, entertainment and music related radio programs and services. Cutler distributes its programs and services to third party radio station affiliates in exchange for commercial broadcast time. The assets of Cutler acquired by the Company consist principally of intellectual properties and other intangibles, including third-party radio station affiliate broadcast contracts, a library of programs and program rights,



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and copyrights.  The Company did not assume any pre-acquisition accounts payable or other obligations of Cutler, except for certain commitments under real property and equipment leases. The acquisition of Cutler will be accounted for by the Company as a purchase, and was financed entirely through existing working capital of the Company. Also, Ronald Cutler, a 100% shareholder of Cutler prior to the above transaction, will be employed by the Company as President of the Company's Cutler Productions Division under a three (3) year employment contract.

ITEM 5.  OTHER EVENTS

ACQUISITION OF MINORITY INTEREST IN NEWSTRACK JOINT VENTURE

    On March 20, 1995, the Company entered into a joint venture agreement with Marketing Research Partners, Inc. ("MRPI") to nationally syndicate Newstrack, a research service jointly developed by the Company and MRPI (the "Newstrack Joint Venture"). The Newstrack Joint Venture commenced operations on or about September 1, 1995 with the Company holding a 75% interest and MRPI holding a 25% interest.

    Effective September 3, 1996, the Company acquired the remaining 25% minority interest from MRPI for $303,188. The purchase price was determined by arms length negotiations. The acquisition of the 25% minority interest in the Newstrack Joint Venture will be accounted for by the Company as a purchase, and was financed entirely through existing working capital of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  FINANCIAL STATEMENTS OF BUSINESS(ES) ACQUIRED

    Audited and/or unaudited financial information, as required, will be filed by subsequent amendment within forty-five (45) days hereof. With respect to the acquisition of the assets of Cutler, the Company intends to provide audited financial statements only with respect to Cutler's most recently completed fiscal year ending December 31, 1995 and unaudited financial statements for its fiscal year ending December 31, 1994 in a subsequent amendment. With respect to the acquisitions of the minority interest in the Newstrack Joint Venture and the assets of PMW, the Company does not intend to provide such audited financial statements in a subsequent amendment as these transactions are individually and in the aggregate insignificant.

    (b) PRO FORMA FINANCIAL INFORMATION

    Pro forma financial information, as required, will be filed by subsequent amendment within forty-five (45) days hereof.


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    (c)  EXHIBITS                                                         PAGE


Exh 10.18          Agreement Re: Purchase of interest in
               Newstrack Joint Venture and Revision of Prior
               Call-Out Research Agreements for Newstrack
               and Mediabase dated September 3, 1996                     6

Exh 10.19          Purchase and Sale Agreement by and
               between Premiere Radio Networks, Inc. as Buyer
               and Philadelphia Music Works, Inc. as Seller
               as of September 27, 1996                                 14

Exh 10.20          Amended and Restated Agreement
               Re:  Acquisition of Licenses of the Four
               Music Libraries from Canary Productions,
               Inc. dated September 27, 1996                            36

Exh 10.21          Purchase and Sale Agreement by and be-
               tween Premiere Radio Networks, Inc. as Buyer
               and Cutler Productions, Inc. and SJM Productions,
               Inc. as Sellers as of September 30, 1996                 41

---------
* Enclosed herewith.


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                                      SIGNATURE

    Pursuant to the rules of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  PREMIERE RADIO NETWORKS, INC.



                                  By:/s/ Daniel M. Yukelson
                                      ------------------------------------------
                                         Daniel M. Yukelson, Vice President
                                         /Finance and Chief Financial Officer,
                                         and Secretary

                                  Date: OCTOBER 11, 1996
                                      ------------------------------------------





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